                                     [Pioneer Logo]


Pioneer
Micro-Cap
Fund

SEMIANNUAL REPORT 5/31/98

Table of Contents
---------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    5

Schedule of Investments                            8

Financial Statements                              13

Notes to Financial Statements                     18

Report of Independent Public Accountants          23

Trustees, Officers and Service Providers          24

The Pioneer Family of Mutual Funds                25

Programs and Services for Pioneer Shareowners     26

Retirement Plans from Pioneer                     28

Pioneer Micro-Cap Fund

LETTER FROM THE CHAIRMAN 5/31/98

Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to introduce this semiannual report for Pioneer Micro-Cap Fund, covering the six months ended May 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

The United States' economic news continued to be positive, propelling the domestic stock market to yet another series of record highs. Large-capitalization stocks were the big winners with the Dow Jones Industrial Average returning over 13% as concerns about the continuing financial crisis in Asia drew investors toward the safety of U.S. "blue chip" companies.

Recently, many of the very small, value oriented stocks of the type found in your Fund have not performed as well as the larger well-known growth stocks, but history tells us that markets are cyclical. While it is impossible to predict the direction of the markets with any degree of certainty, the fact remains that large company stocks' record-breaking pace has pushed that group's average price-to-earnings ratio to an all-time high. The rest of the market, on the other hand, is trading at lower levels. It would not be surprising to see new trends emerge, with smaller stocks taking leadership positions as investors search for more reasonable valuations.

We believe that using a solid value approach to choosing stocks - purchasing them at reasonable prices and holding them until we think they reach full value
- will help provide the best opportunity for positive long-term results. Investors who maintain a diversified portfolio and a long-term perspective have the potential to weather any short-term risks the market may pose.

I encourage you to read on to learn more about Pioneer Micro-Cap Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,


/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.,
Chairman and President

 Pioneer Micro-Cap Fund

 PORTFOLIO SUMMARY 5/31/98

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[Pie Chart]

U.S. Common Stocks 86%

International
Common Stocks      12%

Short-Term Cash
Equivalents         2%


S e c t o r    D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[Pie Chart]

Technology       37%

Capital Goods    13%

Consumer Staples 12%

Financial        12%

Healthcare        9%

Energy            7%

Basic Materials   6%

Consumer
Cyclicals         3%

Transportation    1%


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


  1. Dura Products International Inc.       4.37%    6. Bedford Property          3.02%
                                                        Investors, Inc.
  2. CML Group, Inc.                        3.95     7. Long Beach Financial      2.95
                                                        Corp.
  3. Glenborough Realty Trust               3.51     8. Platinum Software         2.71
                                                        Corp.
  4. Proxim, Inc.                           3.08     9. Centigram                 2.42
                                                        Communications Corp.
  5. Verity, Inc.                           3.04    10. Xionics Document          2.31
                                                        Technologies, Inc.


2  Fund holdings will vary for other periods.

 Pioneer Micro-Cap Fund

 PERFORMANCE UPDATE 5/31/98                          CLASS A SHARES

S h a r e    P r i c e s    a n d    D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/98         11/30/97
                            $16.49          $17.84

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/97 - 5/31/98)       Dividends       Capital Gains       Capital Gains
                               -               $1.074                 -


I n v e s t m e n t    R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund at public offering price, compared to the growth of the Merrill Lynch Micro-Cap Index.


 Average Annual Total Returns
 (As of May 31, 1998)

                Net Asset      Public Offering
 Period           Value            Price*
 Life-of-Fund    13.61%             8.32%
 (2/28/97)
 1 Year          11.91              5.47


* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.

[Mountain Chart]

Growth of $10,000

               Pioneer        Merrill
               Micro-Cap      Lynch
               Fund*          Micro-Cap
                              Index
02/28/97        9425          10000
03/31/97        8957           9462
04/30/97        8650           9074
05/31/97        9874           9981
06/30/97        9994          10518
07/31/97       10685          11171
08/31/97       11099          11620
09/30/97       11935          12714
10/31/97       11357          12251
11/30/97       11206          12053
12/31/97       10930          11965
01/31/98       10642          11887
02/28/98       11540          12616
03/31/98       12130          13234
04/30/98       12043          13488
05/31/98       11051          12810


The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Micro-Cap Fund

 PERFORMANCE UPDATE 5/31/98                          CLASS B SHARES

S h a r e    P r i c e s    a n d    D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/98         11/30/97
                            $16.35          $17.77

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/97 - 5/31/98)       Dividends       Capital Gains       Capital Gains
                               -               $1.074                -

I n v e s t m e n t    R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Micro-Cap Fund compared to the growth of the Merrill Lynch Micro-Cap Index.


 Average Annual Total Returns
 (As of May 31, 1998)
                  If           If
 Period          Held       Redeemed*
  Life-of-Fund   12.86%        9.75%
 (2/28/97)
 1 Year          11.07         7.07


 * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Mountain Chart]

Growth of $10,000

               Pioneer        Merrill
               Micro-Cap      Lynch
               Fund*          Micro-Cap
                              Index
02/28/97       10000          10000
03/31/97        9507           9462
04/30/97        9173           9074
05/31/97       10473           9981
06/30/97       10593          10518
07/31/97       11320          11171
08/31/97       11753          11620
09/30/97       12633          12714
10/31/97       12007          12251
11/30/97       11847          12053
12/31/97       11540          11965
01/31/98       11227          11887
02/28/98       12173          12616
03/31/98       12778          13234
04/30/98       12679          13488
05/31/98       11233          12810


The Merrill Lynch Micro-Cap Index measures the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Micro-Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION 5/31/98

 Dear Shareowner,
--------------------------------------------------------------------------------


It is with pleasure that I introduce the semiannual report for Pioneer Micro-Cap Fund covering the six months ended May 31, 1998. I appreciate this opportunity to speak on behalf of your Fund's investment team and thank you for your investment with Pioneer.

Investors Continue to Favor Large, "Growth" Stocks
In what has become a familiar scenario, prices of small-company stocks moved sharply up and down over the past six months. The Fund, and small stocks overall, sank during the first week of 1998 as investors, nervous about the implications of Asia's economic woes, steered away from the smallest companies and undervalued stocks and stampeded into pricier stocks of large, familiar enterprises. By mid-January, however, Asia seemed to be regaining some stability, and your Fund responded well as small stocks began an ascent that lasted until mid-March. The rally trailed off, though, as Pacific Rim countries' difficulties amplified. Small stocks' popularity and your Fund's performance waned through May 31.

The Fund concluded its semiannual period with a loss of 1.38% for the six months for Class A Shares and a loss of 1.81% for Class B Shares. (Returns assume all distributions are reinvested, and don't reflect any sales charges.) By comparison, the Fund's benchmark, the Merrill Lynch Micro-Cap Index, gained 6.28%. The disparity between the Index and the Fund is largely due to the Index's emphasis on more growth-oriented micro-cap stocks than those typically in the Fund's portfolio.

Pioneer Micro-Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION 5/31/98                           (continued)


Keeping Micro Caps in Perspective
While we understand, to some degree, why investors were rattled by Asia's difficulties, we are disappointed in the general lack of interest in micro-cap and undervalued stocks. As we write this report, the Dow Jones Industrial Average is again knocking on the door of a new record high, and many stocks in it and the Standard & Poor's 500 Index are trading at historically high prices and valuations. To us, it seems that many investors have forgotten the fundamental principles of investing - notably, to buy low and sell high - and have jumped on the momentum and growth bandwagons.

Technology holdings, which are a core area for your Fund, were hit especially hard. Unlike other sectors, though, here Asia's shambled economies can be a real factor. That is why we have focused on technology-related enterprises that have specialized products, focused management and that seem poised for a turnaround or accelerating growth - our favorite is the double-barrel shot of expanding profit margins and sales - regardless of events in Asia. Verity is an example of a turnaround company whose advancement in the software and internet sector lies in the strength of its new and ambitious management. After meeting with top executives, we began adding it to the portfolio in December, and its stock had climbed over 61% by period's end. Xionics Document Technologies also is repositioning under the direction of a new CEO. After suffering from an exacerbated stock sell-off, the company's stock has risen over 22% in 1998, signaling confidence in its leader. Platinum Software's growth was unmatched in the portfolio. Its stock rocketed up and then fell back, a common trend in technology stocks, but generated an uncommon total return of 145% over the past six months. Even so, technology stocks as a group were a drag on the Fund's performance.

Pioneer Micro-Cap Fund


We did eliminate some technology companies from the portfolio - Hologic, a world-wide manufacturer of proprietary x-ray devices and systems, for example - when a new product sales were slower than expected. Aside from these moves, and our constant review of holdings, we are prepared to tolerate day-to-day volatility in technology stock prices because we believe they offer long-term investors unique opportunities for gains.

Other industries account for smaller pieces of the portfolio, and we made relatively few changes there over the period. Some of them performed quite well
- Brown Group, an operator of retail shoe stores, and Coastcast, a manufacturer of golf club components, for instance. Others, such as Ocal, a manufacturer of polyvinyl chloride (PVC), and First Aviation Services, an aircraft engine company, were caught up in the small-cap malaise. Businesses that supply products and services to energy companies, 7% of equity holdings on May 31, suffered as crude oil and natural gas prices hit historic lows. We held tight in healthcare and here, too, experienced mixed results.

Opportunities Abound
We are building on a solid-core of research and holdings as the Fund forges ahead. Currently, we are working to improve the portfolio's liquidity by adding stocks with higher market capitalizations and trading volumes, since we cannot predict when or why investors may turn their attention to small and value-oriented stocks. Managing the Fund through shifting markets is an exciting and strenuous task, and we look forward to the challenge. On behalf of your Fund's team of investment professionals, I thank you for your investment with Pioneer Micro-Cap Fund.

Respectfully,


/s/ William "Pete" Taussig
--------------------------
William "Pete" Taussig,
Portfolio Manager

Pioneer Micro-Cap Fund
SCHEDULE OF INVESTMENTS 5/31/98



Shares                                                           Value
               COMMON STOCKS - 98.0%
               Basic Materials - 5.8%
               Agricultural Products - 0.6%
   40,000      Alico, Inc.                                 $   830,000
                                                           -----------
               Chemicals - 1.0%
  200,000      Triple S Plastic, Inc.+*                    $ 1,300,000
                                                           -----------
               Metals Mining - 4.2%
  600,000      Geomaque Explorations Ltd.*                 $   906,033
  120,000      Imco Recycling, Inc.                          2,272,500
  700,000      TVX Gold Inc.*                                2,275,000
                                                           -----------
                                                           $ 5,453,533
                                                           -----------
               Total Basic Materials                       $ 7,583,533
                                                           -----------
               Capital Goods - 12.3%
               Machinery (Diversified) - 8.0%
  251,500      Brunswick Technologies, Inc.*               $ 2,703,625
2,258,765      Dura Products International Inc.+*            5,581,408
  175,000      N N Ball & Roller, Inc.                       2,100,000
                                                           -----------
                                                           $10,385,033
                                                           -----------
               Metal Fabricators - 3.1%
   50,000      Atchison Casting Corp.*                     $   903,125
  567,000      Ocal Inc.+*                                   1,258,031
  208,000      Riviera Tool Co.+*                            1,872,000
                                                           -----------
                                                           $ 4,033,156
                                                           -----------
               Waste Management - 1.2%
   72,250      Tetra Tech, Inc.*                           $ 1,589,500
                                                           -----------
               Total Capital Goods                         $16,007,689
                                                           -----------
               Consumer Cyclicals - 3.3%
               Household Products (Non-Durables) - 3.2%
   53,000      Jan Bell Marketing, Inc.*                   $   271,625
  120,000      Koala Corp.*                                  2,220,000
   40,000      National Presto Industries, Inc.              1,617,500
                                                           -----------
                                                           $ 4,109,125
                                                           -----------
               Retail (Home Shopping) - 0.1%
  106,500      National Media Corp.*                       $   139,781
                                                           -----------
               Total Consumer Cyclicals                    $ 4,248,906
                                                           -----------


8   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund


Shares                                                          Value
               Consumer Staples - 12.0%
               Health & Personal Care - 1.9%
  350,000      General Surgical Innovations*              $ 1,443,750
  200,000      Premier Laser Systems, Inc.*                   400,000
   38,000      Young Innovations, Inc.*                       598,500
                                                          -----------
                                                          $ 2,442,250
                                                          -----------
               Restaurants - 0.1%
   10,000      Cooker Restaurant Corp.                    $   105,000
                                                          -----------
               Retail (Specialty-Apparel) - 3.9%
1,550,900      CML Group, Inc.*                           $ 5,040,425
                                                          -----------
               Services (Commercial & Consumer) - 3.1%
  160,000      First Service Corp.*                       $ 2,195,000
  174,700      PIA Merchandising Services, Inc.*            1,179,225
   51,500      Right Management Consulting, Inc.*             695,250
                                                          -----------
                                                          $ 4,069,475
                                                          -----------
               Services (Employment) - 1.3%
  275,900      Transmedia Network Inc.                    $ 1,689,888
                                                          -----------
               Textiles (Apparel) - 1.7%
  100,000      Brown Group, Inc.                          $ 1,793,750
  160,000      Marisa Christina, Inc.*                        470,000
                                                          -----------
                                                          $ 2,263,750
                                                          -----------
               Total Consumer Staples                     $15,610,788
                                                          -----------
               Energy - 6.6%
               Oil (International Integrated) - 2.5%
3,000,000      Abacan Resources Corp.*                    $ 1,125,000
1,500,000      Arakis Energy Corp.*                         2,156,250
                                                          -----------
                                                          $ 3,281,250
                                                          -----------
               Oil & Gas (Drilling & Equipment) - 4.1%
  115,000      Continental Natural Gas, Inc.*             $   790,625
  140,000      Dawson Geophysical Co.*                      2,240,000
  160,000      Eagle Geophysical, Inc.*                     2,300,000
                                                          -----------
                                                          $ 5,330,625
                                                          -----------
               Total Energy                               $ 8,611,875
                                                          -----------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Micro-Cap Fund

SCHEDULE OF INVESTMENTS 5/31/98                      (continued)


Shares                                                    Value
               Financial - 11.5%
               Consumer Finance - 5.1%
   40,000      Lexford Residential Trust*           $   855,000
  320,000      Long Beach Financial Corp.*            3,760,000
   75,000      Ocwen Asset Investment Corp.           1,275,000
   75,000      United PanAm Financial Corp.*            796,875
                                                    -----------
                                                    $ 6,686,875
                                                    -----------
               Financial (Diversified) - 6.4%
  200,000      Bedford Property Investors, Inc.     $ 3,850,000
  160,000      Glenborough Realty Trust               4,480,000
                                                    -----------
                                                    $ 8,330,000
                                                    -----------
               Total Financial                      $15,016,875
                                                    -----------
               Healthcare - 8.9%
               Biotechnology - 4.1%
  390,000      Aronex Pharmaceuticals, Inc.*        $ 1,389,375
  196,000      Genzyme Transgenics Corp.*             1,837,500
  157,500      Immulogic Pharmaceutical Corp*           295,313
  375,000      Texas Biotechnology Corp.*             1,875,000
                                                    -----------
                                                    $ 5,397,188
                                                    -----------
               Healthcare (Diversified) - 4.8%
  160,000      ArQule, Inc.*                        $ 2,280,000
   95,000      ChiRex Inc.*                           2,018,750
   80,000      National Dentex Corp.*                 1,900,000
                                                    -----------
                                                    $ 6,198,750
                                                    -----------
               Total Healthcare                     $11,595,938
                                                    -----------
               Technology - 36.4%
               Communications Equipment - 7.1%
  250,000      Centigram Communications Corp.*      $ 3,093,750
  140,000      Davox Corp.*                           2,572,500
  125,000      DSP Communications, Inc.*              2,296,875
  115,000      Mosaix, Inc.*                          1,265,000
                                                    -----------
                                                    $ 9,228,125
                                                    -----------
               Computers (Hardware) - 0.8%
  100,000      Barringer Tech, Inc.*                $ 1,050,000
                                                    -----------
               Computers (Peripherals) - 1.5%
  120,000      Nashua Corp. *                       $ 1,897,500
                                                    -----------


10   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund


Shares                                                          Value
              Computers (Software & Services) - 14.4%
  250,000     Mortice Kern Systems Inc.*                 $  1,630,173
  180,000     Platinum Software Corp.*                      3,453,750
   60,000     Progress Software Corp.*                      1,942,500
  315,000     Puma Technology, Inc.*                        1,890,000
  182,000     Segue Software, Inc.*                         2,366,000
  380,000     SystemSoft Corp.*                               712,500
  500,000     Verity, Inc.*                                 3,875,000
  630,000     Xionics Document Technologies, Inc.+*         2,953,125
                                                         ------------
                                                         $ 18,823,048
                                                         ------------
              Electronics (Instrumentation) - 5.2%
   38,000     Align-Rite International, Inc.*            $    541,500
  102,900     Brooks Automation, Inc.*                      1,324,838
  130,000     C.P. Clare Corp.*                             1,592,500
   51,500     Del Global Technologies Corp.*                  592,250
  120,000     Helix Technology Corp.                        2,137,500
   42,500     Integrated Circuit Systems, Inc.*               585,703
                                                         ------------
                                                         $  6,774,291
                                                         ------------
              Services (Computer Systems) - 7.4%
  141,100     Broadway & Seymour, Inc.*                  $    846,600
  360,000     In Focus Systems, Inc.*                       2,835,000
    5,000     Judge Group, Inc.*                               25,625
   70,000     Mercury Computer Systems, Inc.*               1,102,500
   62,000     Meridian Data, Inc.*                            321,625
   55,000     Netrix Corp.*                                   151,250
   87,500     Omega Research, Inc.*                           426,563
  300,000     Proxim, Inc.*                                 3,937,500
                                                         ------------
                                                         $  9,646,663
                                                         ------------
              Total Technology                           $ 47,419,627
                                                         ------------
              Transportation - 1.2%
              Air Freight - 1.2%
  285,000     First Aviation Services, Inc.*             $  1,549,688
                                                         ------------
              Total Transportation                       $  1,549,688
                                                         ------------
              TOTAL COMMON STOCKS
              (Cost $131,244,023)                        $127,644,919
                                                         ------------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Micro-Cap Fund

SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)

Principal
Amount                                                            Value
                TEMPORARY CASH INVESTMENT - 2.0%
                Commercial Paper - 2.0%
$2,604,000      Household Finance Corp., 5.62%, 6/1/98     $  2,604,000
                                                           ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $2,604,000)                          $  2,604,000
                                                           ------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $133,848,023) (a)                    $130,248,919
                                                           ------------

  * Non-income producing security.
  + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At May 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $134,042,226 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $16,022,976
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (19,816,283)
                                                                    -----------
    Net unrealized loss                                             $(3,793,307)
                                                                    -----------


Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1998, aggregated $57,051,670 and $47,412,336, respectively.

12   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

BALANCE SHEET 5/31/98


ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $2,604,000) (cost $133,848,023)                                        $130,248,919
  Cash                                                                                 698
  Receivables -
   Investment securities sold                                                    3,012,383
   Fund shares sold                                                                635,719
   Dividends and interest                                                           15,345
  Organizational costs - net                                                        19,565
  Other                                                                                561
                                                                              ------------
     Total assets                                                             $133,933,190
                                                                              ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                            $    158,125
   Fund shares repurchased                                                         229,019
  Due to affiliates                                                                244,542
  Accrued expenses                                                                  56,914
                                                                              ------------
     Total liabilities                                                        $    688,600
                                                                              ------------
NET ASSETS:
  Paid-in capital                                                             $132,027,624
  Accumulated net investment loss                                                 (756,123)
  Accumulated undistributed net realized gain on investments                     5,572,193
  Net unrealized loss on investments                                            (3,599,104)
                                                                              ------------
     Total net assets                                                         $133,244,590
                                                                              ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $55,217,725/3,348,727 shares)                             $      16.49
                                                                              ------------
  Class B (based on $78,026,865/4,773,717 shares)                             $      16.35
                                                                              ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                     $      17.50
                                                                              ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Micro-Cap Fund

STATEMENT OF OPERATIONS

For the Six Months Ended 5/31/98

INVESTMENT INCOME:
  Dividends                                                 $535,294
  Interest                                                   151,980
                                                            --------
    Total investment income                                               $   687,274
                                                                          -----------
EXPENSES:
  Management fees                                           $742,927
  Transfer agent fees
   Class A                                                    45,318
   Class B                                                    53,501
  Distribution fees
   Class A                                                    71,120
   Class B                                                   390,910
  Accounting                                                  35,166
  Custodian fees                                              19,634
  Registration fees                                           32,620
  Professional fees                                           21,879
  Printing                                                     8,165
  Organization costs                                          13,660
  Fees and expenses of nonaffiliated trustees                  6,928
  Miscellaneous                                                8,957
                                                            --------
    Total expenses                                                        $ 1,450,785
    Less management fees waived by Pioneering
      Management Corporation                                                   (5,532)
    Less fees paid indirectly                                                  (1,856)
                                                                          -----------
    Net expenses                                                          $ 1,443,397
                                                                          -----------
     Net investment loss                                                  $  (756,123)
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                        $ 5,576,217
  Change in unrealized gain on investments                                 (6,829,201)
                                                                          -----------
   Net loss on investments                                                $(1,252,984)
                                                                          -----------
   Net decrease in net assets resulting from operations                   $(2,009,107)
                                                                          -----------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 5/31/98 and the Period from 2/28/97
(Commencement of Operations) to 11/30/97

                                                              Six Months          Period
                                                                Ended              Ended
                                                               5/31/98           11/30/97
FROM OPERATIONS:
  Net investment loss                                      $   (756,123)       $   (514,454)
  Net realized gain on investments                            5,576,217           7,941,761
  Change in unrealized gain on investments                   (6,829,201)          3,230,097
                                                           ------------       -------------
   Net increase (decrease) in net assets resulting from
     operations                                            $ (2,009,107)       $ 10,657,404
                                                           ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain:
   Class A ($1.07 and $0.00 per share, respectively)       $ (3,170,199)       $          -
   Class B ($1.07 and $0.00 per share, respectively)         (4,353,307)                  -
                                                           ------------       -------------
    Total distributions to shareholders                    $ (7,523,506)       $          -
                                                           ------------       -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                         $ 25,493,145        $117,365,612
  Reinvestment of distributions                               6,150,025                   -
  Cost of shares repurchased                                (11,661,476)         (5,327,507)
                                                           ------------       -------------
   Net increase in net assets resulting from fund share
     transactions                                          $ 19,981,694        $112,038,105
                                                           ------------       -------------
   Net increase in net assets                              $ 10,449,081        $122,695,509

NET ASSETS:
  Beginning of period                                       122,795,509             100,000
                                                           ------------       -------------
  End of period (including accumulated net investment
    loss of $756,123 and $0, respectively)                 $133,244,590        $122,795,509
                                                           ------------       -------------


CLASS A                            '98 Shares      '98 Amount        '97 Shares      '97 Amount
Shares sold                           588,381     $ 9,881,872         3,093,613     $50,077,252
Reinvestment of distributions         176,081       2,827,860                 -               -
Less shares repurchased              (320,147)     (5,491,774)         (192,534)     (3,283,449)
                                     --------     ------------        ---------     ------------
  Net increase                        444,315     $ 7,217,958         2,901,079     $46,793,803
                                     --------     ------------        ---------     ------------
CLASS B
Shares sold                           937,029     $15,611,273         4,105,789     $67,288,360
Reinvestments of distributions        207,895       3,322,165                 -               -
Less shares repurchased              (365,334)     (6,169,702)         (114,995)     (2,044,058)
                                     --------     ------------        ---------     ------------
  Net increase                        779,590     $12,763,736         3,990,794     $65,244,302
                                     --------     ------------        ---------     ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Micro-Cap Fund

FINANCIAL HIGHLIGHTS 5/31/98


                                                                        Six Months         2/28/97
                                                                          Ended              to
                                                                         5/31/98         11/30/97(a)
CLASS A
Net asset value, beginning of period                                    $ 17.84            $ 15.00
                                                                        -------            -------
Increase (decrease) from investment operations:
 Net investment loss                                                    $ (0.06)           $ (0.07)
 Net realized and unrealized gain (loss) on investments                  ( 0.22)              2.91
                                                                        -------            -------
  Net increase (decrease) from investment operations                    $ (0.28)            $ 2.84
Distributions to shareholders:
 Net realized gain                                                       ( 1.07)                -
                                                                        -------            -------
Net increase (decrease) in net asset value                              $ (1.35)           $  2.84
                                                                        -------            -------
Net asset value, end of period                                          $ 16.49            $ 17.84
                                                                        -------            -------
Total return*                                                             (1.38)%            18.93%
Ratio of net expenses to average net assets                                1.74%**+           1.76%**+
Ratio of net investment loss to average net assets                        (0.71)%**+         (0.60)%**+
Portfolio turnover rate                                                      74%**              55%**
Average brokerage commission per share                                  $0.0408            $0.0430
Net assets, end of period (in thousands)                                $55,218            $51,825
Ratios assuming no waiver of management fees and assumption
  of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                              1.74%**            2.12%**
 Net investment loss                                                      (0.71)%**          (0.96)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                              1.73%**             1.70%**
 Net investment loss                                                      (0.70)%**           (0.54)%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

16   The accompanying notes are an integral part of these financial statements.

Pioneer Micro-Cap Fund

FINANCIAL HIGHLIGHTS 5/31/98


                                                                        Six Months           2/28/97
                                                                          Ended                 to
                                                                         5/31/98            11/30/97(a)
CLASS B
Net asset value, beginning of period                                    $ 17.77              $ 15.00
                                                                        -------              -------
Increase (decrease) from investment operations:
 Net investment loss                                                    $ (0.11)             $ (0.16)
 Net realized and unrealized gain (loss) on investments                   (0.24)                2.93
                                                                        -------              -------
  Net increase (decrease) from investment operations                    $ (0.35)             $  2.77
Distributions to shareholders:
 Net realized gain                                                       ( 1.07)                   -
                                                                        -------              -------
Net increase (decrease) in net asset value                              $ (1.42)             $  2.77
                                                                        -------              -------
Net asset value, end of period                                          $ 16.35              $ 17.77
                                                                        -------              -------
Total return*                                                             (1.81)%              18.47%
Ratio of net expenses to average net assets                                2.47%**+             2.48%**+
Ratio of net investment loss to average net assets                        (1.44)%**+           (1.32)%**+
Portfolio turnover rate                                                      74%**                55%**
Average brokerage commission per share                                  $0.0408              $0.0430
Net assets, end of period (in thousands)                                $78,027              $70,971
Ratios assuming no waiver of management fees and assumption
  of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                              2.48%**              2.81%**
 Net investment loss                                                      (1.45)%**            (1.65)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                              2.47%**              2.42%**
 Net investment loss                                                      (1.44)%**            (1.26)%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Micro-Cap Fund

NOTES TO FINANCIAL STATEMENTS 5/31/98

1. Organization and Significant Accounting Policies

Pioneer Micro-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.


The Fund offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.


The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Micro-Cap Fund

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $44,709 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1998.

D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.

Pioneer Micro-Cap Fund

NOTES TO FINANCIAL STATEMENTS 5/31/98                             (continued)

E. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Deferred Organization Costs

  The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If PMC redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

Until March 31, 1998, PMC agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B shares was reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1998, $137,117 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included

Pioneer Micro-Cap Fund

in due to affiliates is $11,237 in transfer agent fees payable to PSC at May 31, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $96,188 in distribution fees payable to PFD at May 31, 1998.

Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the six months ended May 31, 1998, CDSCs in the amount of $130,369 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1998, the Fund's expenses were reduced by $1,856 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended May 31, 1998, there were no borrowings under this agreement.

Pioneer Micro-Cap Fund

NOTES TO FINANCIAL STATEMENTS 5/31/98                             (continued)

7. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of May 31, 1998:


                                                                     Dividend
Affiliates                              Purchases       Sales         Income        Value
---------------------------------------------------------------------------------------------
Dura Products International Inc.       $  822,941    $    -        $    -        $ 5,581,408
Ocal Inc.                               1,980,469         -             -          1,258,031
Riviera Tool Co.                           61,905         -             -          1,872,000
Triple S Plastic, Inc.                    146,162         -             -          1,300,000
Xionics Document Technologies, Inc.     2,495,314         -             -          2,953,125
                                       ----------    ------------  ------------  -----------
                                       $5,506,791    $    -        $    -        $12,964,564
                                       ----------    ------------  ------------  -----------

Pioneer Micro-Cap Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Micro-Cap Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Micro-Cap Fund as of May 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Micro-Cap Fund as of May 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
July 8, 1998

Pioneer Micro-Cap Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                         Officers
John F. Cogan, Jr.               John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.          David D. Tripple, Executive Vice President
Margaret B.W. Graham             William Taussig, Vice President
John W. Kendrick                 William H. Keough, Treasurer
Marguerite A. Piret              Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund             Tax-Exempt
                                      Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund
Pioneer Growth Shares                 Money Market Fund
Pioneer Micro-Cap Fund                Pioneer Cash Reserves Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.



       Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


       Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[GRAPHIC OMITTED]
[Pioneer Logo]


Pioneer Funds Distributor, Inc.
60 State Street                                  0798 - 5322
Boston, Massachusetts 02109          [Copyright] Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            [Recycle Symbol] Printed on Recycled Paper